Schedule of Accretable Yeild Movement (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Sep. 30, 2013	Dec. 31, 2012 PCI Loans [Member]
Accretable Yeild [Roll Forward]
Balance, beginning of period	$ 1,212	$ 1,457	$ 0
Acquisitions	0	0	1,537
Accretion	(135)	(380)	(80)
Net reclassification from non-accretable difference	0	0	0
Balance, end of period	$ 1,077	$ 1,077	$ 1,457